SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 24, 2004

PATH 1 NETWORK TECHNOLOGIES INC.

(Exact name of registrant as specified in Charter)

Delaware	000-30928	13-3989885
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6215 Ferris Square, Suite 140, San Diego, California		92121
(Address of Principal Executive Offices)		(Zip Code)

(858) 450-4220

(Registrant’s telephone number, including area code)

Item 12.    Results of Operation and Financial Condition

On February 24, 2004, Path 1 Network Technologies Inc. issued a press release announcing its financial results for the three months and fiscal year ended December 31, 2003. A copy of the press release is furnished as Exhibit 99.1 hereto, and is incorporated by reference into this Item 12.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PATH 1 NETWORK TECHNOLOGIES INC.

Dated: February 24, 2004	By:	/s/ FREDERICK A. CARY
Frederick A. Cary President and Chief Executive Officer

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EXHIBIT INDEX

Exhibit Number	Description of Document
99.1	Press release issued by Path 1 Network Technologies Inc. on February 24, 2004, announcing financial results for the three months and fiscal year ended December 31, 2003.

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